Exhibit 21.1
Subsidiaries of Grubb & Ellis Healthcare REIT II, Inc. as of March 10, 2011
Grubb & Ellis Healthcare REIT II Holdings, LP (Delaware)
G&E HC REIT II Alice MOB, LLC (Delaware)
G&E HC REIT II Athens LTACH, LLC (Delaware)
G&E HC REIT II Bastian SNF, LLC (Delaware)
G&E HC REIT II Cape Girardeau LTACH, LLC (Delaware)
G&E HC REIT II Carlsbad MOB, LLC (Delaware)
G&E HC REIT II Charlottesville SNF, LLC (Delaware)
G&E HC REIT II Columbia LTACH, LLC (Delaware)
G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC (Delaware)
G&E HC REIT II Ennis MOB, LLC (Delaware)
G&E HC REIT II Fincastle SNF, LLC (Delaware)
G&E HC REIT II Hardy Oak MOB, LLC (Delaware)
G&E HC REIT II Highlands Ranch Medical Pavilion, LLC (Delaware)
G&E HC REIT II Hobbs MOB, LLC (Delaware)
G&E HC REIT II Hope MOB, LLC (Delaware)
G&E HC REIT II Hot Springs SNF, LLC (Delaware)
G&E HC REIT II Joplin LTACH, LLC (Delaware)
G&E HC REIT II Lacombe MOB, LLC (Delaware)
G&E HC REIT II Lake Charles MOB, LLC (Delaware)
G&E HC REIT II Lakewood MOB I, LLC (Delaware)
G&E HC REIT II Lawton MOB Portfolio, LLC (Delaware)
G&E HC REIT II Livingston MOB, LLC (Delaware)
G&E HC REIT II Lebanon SNF, LLC (Delaware)
G&E HC REIT II Low Moor SNF, LLC (Delaware)
G&E HC REIT II Loma Linda Pediatric Specialty Hospital, LLC (Delaware)
G&E HC REIT II Lufkin MOB, LLC (Delaware)
G&E HC REIT II Maxfield Sarasota MOB, LLC (Delaware)
G&E HC REIT II Midlothian SNF, LLC (Delaware)
G&E HC REIT II Monument LTACH Portfolio, LLC (Delaware)
G&E HC REIT II Muskogee LTACH, LLC (Delaware)
G&E HC REIT II Parkway Medical Center, LLC (Delaware)
G&E HC REIT II Pocatello East MOB, LLC (Delaware)
G&E HC REIT II Pocatello East MOB JV, LLC (Delaware)
G&E Healthcare REIT II Sartell MOB, LLC (Delaware)
G&E HC REIT II St. Anthony North Denver MOB, LLC (Delaware)
G&E HC REIT II Victoria MOB, LLC (Delaware)
G&E HC REIT II St. Vincent Cleveland MOB, LLC (Delaware)
G&E HC REIT II Surgical Hospital of Humble, LLC (Delaware)
G&E HC REIT II Sylva MOB, LLC (Delaware)
G&E HC REIT II Virginia SNF Portfolio, LLC (Delaware)
G&E HC REIT II Wharton MOB, LLC (Delaware)
G&E HC REIT II Yuma SNF, LLC (Delaware)